UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 18, 2009
 (Date of Earliest Event Reported)
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On Assignment, Inc.
(Exact Name of Registrant as Specified in Its Charter)
________________

Delaware	000-20540	95-4023433
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

26651 West Agoura Road, Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 878-7900
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Material Compensatory Plan, Contract or Arrangement.

On February 18, 2009, the Compensation Committee of the Board of Directors (the “Board”) of On Assignment, Inc. (the “Company”) unanimously approved the 2009 Executive Incentive Compensation Plan (the “Plan”) for the following participants:  James L. Brill, the Company’s Senior Vice President and Chief Financial Officer;  Mark S. Brouse, President of VISTA Staffing Services, Inc., a wholly-owned subsidiary of the Company (“VISTA”); Michael McGowan, President of Oxford Global Resources, Inc., a wholly-owned subsidiary of the Company (“Oxford”); and Emmett McGrath, President of the Life Sciences and Allied Healthcare divisions of the Company.  Amounts to be paid pursuant to the Plan shall be paid to participants, in cash, on or prior to March 15, 2010, contingent on the attainment of certain goals specified in the Plan and the satisfaction of certain conditions in the Plan.

Under the Plan, each participant has the following bonus opportunities: (1) an initial bonus opportunity of up to fifty percent (50%) of the participant’s annual base salary in effect at the time the bonus is paid, contingent on the Company achieving an established Adjusted EBITDA target during 2009 and, in the case of the divisional Presidents, additionally contingent on the division over which the participant has oversight responsibility achieving a division-specific Adjusted EBITDA target during 2009; and (2) a second bonus opportunity of up to fifty percent (50%) of the participant’s annual base salary in effect at the time the bonus is paid, contingent on the Company and, in the case of divisional Presidents, additionally contingent on the division over which the participant has oversight responsibility, achieving a set of established cash generation, gross margin, branch contribution margin and Adjusted EBITDA margin targets during 2009, as well as the Company successfully replacing or amending its current credit facility.  Attainment of the initial and second bonus opportunities are assessed independently and participants can earn all or a portion of one bonus opportunity even if the other bonus opportunity targets are not attained.  The bonus targets for each participant are described in greater detail below.

For purposes of the Plan, the following definitions shall apply:

“Adjusted EBITDA” means earnings before interest, taxes, depreciation and amortization, but excluding gains, losses or expenses associated with all Unusual Items (defined below).

“Cash generation” is measured as operating cash flow, less capital expenditures, but excluding gains, losses or expenses associated with all Unusual Items.

“Branch contribution” is calculated, divisionally, by branch gross profit less branch operating expense, but excluding gains, losses or expenses associated with all Unusual Items.

“Unusual Items” shall mean: (i) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year; (ii) a force majeure or other event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; (iii) litigation (including attorneys’ fees and other litigation expenses), judgments, settlements; (iv) changes in tax laws or accounting standards required by generally accepted accounting principles or changes in other such laws or provisions affecting reported results; (v) expenses resulting from severance arrangements with terminated employees; (vi) equity-based compensation expenses; (vii) one-time gains or losses from the disposal or sale of assets; and (viii) impairments of goodwill or other intangible assets.

James L. Brill:

Mr. Brill’s initial bonus opportunity equals fifty percent (50%) of his annual base salary and will be earned only if the Company attains an established consolidated Adjusted EBITDA target.  Mr. Brill’s second bonus opportunity also equals fifty percent of his annual base salary.  Twenty percent (20%) of the second bonus opportunity will be earned on a sliding scale, based on the Company generating cash levels within a range constituting ninety percent (90%) to one hundred and ten percent (110%) of an established cash generation target.  An additional twenty percent (20%) of Mr. Brill’s second bonus opportunity will be earned on a sliding scale, based on the Company’s attainment of a consolidated gross margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established consolidated gross margin target.   Forty percent (40%) of Mr. Brill’s second bonus opportunity will be earned on a sliding scale, based on the Company’s attainment of a consolidated Adjusted EBITDA margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established consolidated Adjusted EBITDA margin target.  A final twenty percent (20%) of Mr. Brill’s second bonus opportunity will be earned if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof.

Emmett McGrath:

Mr. McGrath’s initial bonus opportunity equals fifty percent (50%) of his annual base salary. Forty percent (40%) of the initial bonus opportunity will be earned if the Company attains an established consolidated Adjusted EBITDA target. Forty-five percent (45%) of his initial bonus opportunity will be earned if the Life Sciences division attains an established branch contribution target.  Fifteen percent (15%) of his initial bonus opportunity will be earned if the Allied Healthcare division attains an established branch contribution target.  Mr. McGrath’s second bonus opportunity also equals fifty percent of his annual base salary.  Twenty percent (20%) of the second bonus opportunity will be earned on a sliding scale, based on the Company generating cash levels within a range constituting ninety percent (90%) to one hundred and ten percent (110%) of an established cash generation target.  Fifteen percent (15%) of his second bonus opportunity will be earned on a sliding scale, based on the Life Sciences division’s attainment of a gross margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established division-specific gross margin target.  Five percent (5%) of Mr. McGrath’s second bonus opportunity will be earned on a sliding scale, based on the Allied Healthcare division’s attainment of a gross margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established division-specific gross margin target.  Twenty percent (20%) of Mr. McGrath’s second bonus opportunity will be earned on a sliding scale, based on the Company’s attainment of a consolidated gross margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established consolidated gross margin target.  Eleven point twenty-five percent (11.25%) of Mr. McGrath’s second bonus opportunity will be earned on a sliding scale, based on the Life Sciences division’s attainment of a branch contribution margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established branch contribution margin target.  Three point seventy-five percent (3.75%) of Mr. McGrath’s second bonus opportunity will be earned on a sliding scale, based on the Allied Healthcare division’s attainment of a branch contribution margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established branch contribution margin target.  Fifteen percent (15%) of Mr. McGrath’s second bonus opportunity will be earned on a sliding scale, based on the Company’s attainment of a consolidated Adjusted EBITDA margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established consolidated Adjusted EBITDA margin target.  Ten percent (10%) of Mr. McGrath’s second bonus opportunity will be earned if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof.

Michael McGowan:

Mr. McGowan’s initial bonus opportunity equals fifty percent (50%) of his annual base salary.  Forty percent (40%) of the initial bonus opportunity will be earned if the Company attains an established consolidated Adjusted EBITDA target.  Sixty percent (60%) of Mr. McGowan’s initial bonus opportunity will be earned if Oxford attains a division-specific Adjusted EBITDA target.  Mr. McGowan’s second bonus opportunity also equals fifty percent (50%) of his annual base salary.  Twenty percent (20%) of the second bonus opportunity will be earned on a sliding scale, based on the Company generating cash levels within a range constituting ninety percent (90%) to one hundred and ten percent (110%) of an established cash generation target. An additional twenty percent (20%) of Mr. McGowan’s second bonus opportunity will be earned on a sliding scale, based on Oxford’s attainment of a gross margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established division-specific gross margin target.   Another twenty percent (20%) of Mr. McGowan’s second bonus opportunity will be earned on a sliding scale, based on the Company’s attainment of a consolidated gross margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established consolidated gross margin target.  Fifteen percent (15%) of Mr. McGowan’s second bonus opportunity will be earned on a sliding scale, based on Oxford’s attainment of an Adjusted EBITDA margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established division-specific Adjusted EBITDA margin target.  Another fifteen percent (15%) of Mr. McGowan’s second bonus opportunity will be earned on a sliding scale, based on the Company’s attainment of a consolidated Adjusted EBITDA margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established consolidated Adjusted EBITDA margin target.  Ten percent (10%) of Mr. McGowan’s second bonus opportunity will be earned if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof.

2

Mark Brouse:

Mr. Brouse’s initial bonus opportunity equals thirty-seven point five percent (37.5%) of his annual base salary.  Forty percent (40%) of the initial bonus opportunity will be earned if the Company attains an established consolidated Adjusted EBITDA target.  Sixty percent (60%) of Mr. Brouse’s initial bonus opportunity will be earned if VISTA attains a division-specific Adjusted EBITDA target.  Mr. Brouse’s second bonus opportunity also equals thirty-seven point five percent (37.5%) of his annual base salary. Twenty percent (20%) of the second bonus opportunity will be earned on a sliding scale, based on the Company generating cash levels within a range constituting ninety percent (90%) to one hundred and ten percent (110%) of an established cash generation target. An additional twenty percent (20%) of Mr. Brouse’s second bonus opportunity will be earned on a sliding scale, based on VISTA’s attainment of a gross margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established division-specific gross margin target.   Another twenty percent (20%) of Mr. Brouse’s second bonus opportunity will be earned on a sliding scale, based on the Company’s attainment of a consolidated gross margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established consolidated gross margin target.  Fifteen percent (15%) of Mr. Brouse’s second bonus opportunity will be earned on a sliding scale, based on VISTA’s attainment of an Adjusted EBITDA margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established division-specific Adjusted EBITDA margin target.  Another fifteen percent (15%) of Mr. Brouse’s second bonus opportunity will be earned on a sliding scale, based on the Company’s attainment of a consolidated Adjusted EBITDA margin within a range constituting ninety percent (90%) to one hundred percent (100%) of an established consolidated Adjusted EBITDA margin target.  Ten percent (10%) of Mr. Brouse’s second bonus opportunity will be earned if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Assignment, Inc.

Date: February 24, 2009	By:	/s/ James L. Brill
	Name:	James L. Brill
	Title:	Sr. Vice President, Finance and
Chief Financial Officer

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